Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands)

On September 30, 2010, Clopay Acquisition Corp. (“Clopay Acquisition”), a Delaware corporation and a wholly-owned subsidiary of Griffon Corporation (“Griffon”), completed its acquisition of Ames True Temper, Inc. (“ATT”) from an affiliate of Castle Harlan, Inc., pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated as of July 19, 2010 for $542 million, on a cash-free and debt-free basis and subject to certain adjustments. Griffon and ATT began joint operations on October 1, 2010.

 On August 9, 2010, ATT purchased certain assets of West Barrows Mix Pty. Ltd. (“Westmix”) for $12.7 million. The acquired assets included trade receivables, inventory, trade names and manufacturing assets, and ATT’s assumption of the leases to five manufacturing and distribution facilities in Australia.

The unaudited, pro forma condensed combined statements of operations for the fiscal years ended September 30, 2010 and 2009 combine the historical consolidated statements of operations of Griffon, ATT and Westmix, giving effect to the acquisitions as if they had occurred on October 1, 2008. The historical consolidated financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the:

•

separate historical financial statements of Griffon at and for the year ended September 30, 2010, and the related notes included in Griffon’s Annual Report on Form 10-K for the year ended September 30, 2010;

•	separate historical financial statements of ATT at and for the year ended October 3, 2009 and the related notes included in ATT’s Annual Report on Form 10-K for the year ended October 3, 2009; and

•	separate historical financial statements of ATT at and for the year ended September 30, 2010 and the related notes included in ATT’s financial statements filed as an exhibit in this 8-K.

For ease of reference, all pro forma financial statements are based on Griffon’s period-end date.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations would have been had the acquisitions been completed as of the indicated dates. The unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. There were no material transactions between Griffon, ATT or Westmix during the periods presented in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under existing U.S. generally accepted accounting principles (“U.S. GAAP”), which are subject to change and interpretation. Griffon has been treated as the acquirer in the acquisition for accounting purposes.

The unaudited pro forma condensed combined financial information does not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the acquisitions, the costs to integrate the operations of Griffon, ATT and Westmix, or the costs necessary to achieve these cost savings, operating synergies or revenue enhancements.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2009

	For the Year Ended September 30, 2009

($ in thousands)	Historical			Pro Forma Adjustments (Note 4)
						Pro Forma Combined
	Griffon	Ames	Westmix

Revenue	$1,194,050	$452,191	$13,283	$—		$1,659,524
Cost of goods and services	936,927	325,919	9,080	(2,680	) a	1,269,246

Gross profit	257,123	126,272	4,203	2,680		390,278

Selling, general and administrative expenses	230,736	85,163	2,194	1,109	b	319,202
Impairment	—	2,490	—	—		2,490
Loss (gain) on disposal of fixed assets	—	1,389	—	—		1,389
Restructuring and other related charges	1,240	2,126	—	—		3,366

Total operating expenses	231,976	91,168	2,194	1,109		326,447

Income from operations	25,147	35,104	2,009	1,571		63,831

Other income (expense)
Interest expense	(11,552)	(29,708)	(147)	(4,293	) c	(45,700)
Gain (loss) from debt extinguishment, net	4,488	—	—	—		4,488
Other, net	1,522	524	—	2,282	d	4,328

Total other income (expense)	(5,542)	(29,184)	(147)	(2,011)		(36,884)

Income before taxes	19,605	5,920	1,862	(440)		26,947
Provision for income taxes	1,687	1,363	475	732	e	4,257

Income from continuing operations	17,918	4,557	1,387	(1,172)		22,690

Discontinued Operations:
Income from operations of the discontinued Installation Services Business	1,230	—	—	—		1,230
Provision for income taxes	440	—	—	—		440

Income from discontinued operations	790	—	—	—		790

Net income	$18,708	$4,557	$1,387	$(1,172)		$23,480

Basic earnings per common share
Income from continuing operations	$0.31					$0.39
Income from discontinued operations	0.01					0.01
Net income	0.32					0.40

Weighted average shares outstanding	58,699					58,699

Diluted earnings per common share
Income from continuing operations	$0.30					$0.38
Income from discontinued operations	0.01					0.01
Net income	0.32					0.40

Weighted average shares outstanding	59,002					59,002

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2010

	For the Year Ended September 30, 2010

($ in thousands)	Historical			Pro Forma Adjustments (Note 4)
						Pro Forma Combined
	Griffon	Ames	Westmix

Revenue	$1,293,996	$427,917	$15,718	$—		$1,737,631
Cost of goods and services	1,005,692	289,957	9,586	(1,657	) a	1,303,578

Gross profit	288,304	137,960	6,132	1,657		434,053

Selling, general and administrative expenses	261,403	90,965	2,894	3,345	b	358,607
Impairment	—	642	—	—		642
Loss (gain) on disposal of fixed assets	—	(11)	—	—		(11)
Restructuring and other related charges	4,180	1,748	—	—		5,928

Total operating expenses	265,583	93,344	2,894	3,345		365,166

Income from operations	22,721	44,616	3,238	(1,688)		68,887

Other income (expense)
Interest expense	(11,913)	(26,592)	(237)	(7,319	) c	(46,061)
Gain (loss) from debt extinguishment, net	(1,117)	—	—	—		(1,117)
Other, net	4,121	(662)	—	—		3,459

Total other income (expense)	(8,909)	(27,254)	(237)	(7,319)		(43,719)

Income before taxes	13,812	17,362	3,001	(9,007)		25,168
Provision for income taxes	4,308	5,887	924	(2,837	) e	8,283

Income from continuing operations	9,504	11,475	2,077	(6,170)		16,885

Discontinued Operations:
Income from operations of the discontinued Installation Services Business	142	—	—	—		142
Provision for income taxes	54	—	—	—		54

Income from discontinued operations	88	—	—	—		88

Net income	$9,592	$11,475	$2,077	$(6,170)		$16,973

Basic earnings per common share
Income from continuing operations	$0.16					$0.29
Income from discontinued operations	0.00					0.00
Net income	0.16					0.29

Weighted average shares outstanding	58,974					58,974

Diluted earnings per common share
Income from continuing operations	$0.16					$0.28
Income from discontinued operations	0.00					0.00
Net income	0.16					0.28

Weighted average shares outstanding	59,993					59,993

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of ATT Acquisition

On September 30, 2010, Griffon completed its acquisition of ATT, a global provider of non-powered landscaping products that make work easier for homeowners and professionals, from an affiliate of Castle Harlan, Inc., pursuant to a Stock Purchase Agreement, dated as of July 19, 2010. The consideration for the acquisition was $542 million in cash, on a cash and debt-free basis, subject to certain adjustments. The terms of the Stock Purchase Agreement were previously described in Griffon’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 (the “Original 8-K”) and such description of the Stock Purchase Agreement is incorporated herein by reference. Such description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is attached as Exhibit 2.1 to the Original 8-K.

On August 9, 2010, ATT completed its acquisition of certain assets of Westmix, an Australia-based manufacturer and leading supplier of quality products for the hardware industry, for $12.7 million. The acquired assets include trade receivables, inventory, trade names and manufacturing assets and ATT’s assumption of leases to five manufacturing and distribution facilities in Australia.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the historical financial statements of Griffon, ATT and Westmix. All pro forma financial statements use Griffon’s period-end date.

The unaudited pro forma condensed combined financial information was prepared under existing U.S. GAAP, which is subject to change and interpretation.

The acquisition method of accounting under U.S. GAAP requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values at the acquisition date. Fair value is defined under U.S. GAAP as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Market participants are assumed to be buyers and sellers in the principal (or most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. Fair value measurements can be highly subjective and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Accordingly, the assets acquired and liabilities assumed were recorded at their respective fair values and added to those of Griffon. Financial statements and reported results of operations of Griffon for periods following completion of the acquisitions will reflect these values, and the related depreciation and amortization thereof, but will not be retroactively restated to reflect the historical financial position or results of operations of ATT or Westmix for periods prior to the acquisition.

Acquisition-related transaction costs (e.g., advisory, legal, valuation, other professional fees) and certain acquisition-related restructuring charges impacting the acquired company are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred. The unaudited pro forma condensed combined financial statements reflect no restructuring and integration charges that may be incurred in connection with the acquisitions.

Certain immaterial reclassifications were made to the overall presentation of the ATT financial statements to conform to Griffon’s presentation.

3. Accounting Policies

Griffon has not identified any differences in accounting policies that would have a material impact on the combined financial statements except as detailed below.

4. Pro Forma Adjustments

This note should be read in conjunction with Note 1. Description of ATT Acquisition; Note 2. Basis of Presentation.

Due to the immaterial nature of Westmix to Griffon, pro forma adjustments with respect to Westmix have been combined with ATT’s pro forma adjustments for ease of presentation. Adjustments under the heading “Pro Forma Adjustments” represent the following:

(a)	To adjust cost of goods and services for depreciation expense attributable to the fair value adjustment to ATT and Westmix property, plant and equipment acquired.

(b)

To adjust for the amortization attributable to the fair value of intangible assets acquired and depreciation attributable to the fair value adjustment to property, plant and equipment acquired as follows:

(in thousands)	Year ended 9/30/09	Year ended 9/30/10

Elimination of ATT amortization	$(1,214)	$(1,368)
Estimated amortization expense of trademarks ($127 million over a 25 year life)*	5,088	5,088
Depreciation adjustment for fair market value	(2,765)	(375)

Totals	$1,109	$3,345

(c)	To eliminate interest expense recorded by ATT and to recognize the cost of debt incurred by Griffon in connection with the acquisition of ATT as follows:

(in thousands)	Year ended 9/30/09	Year ended 9/30/10

Elimination of ATT interest expense, net	$29,855	$26,829
Interest expense for new debt	(34,148)	(34,148)

Totals	$(4,293)	$(7,319)

(d)

ATT recorded foreign exchange charges related to intercompany notes as such notes were deemed short-term in nature based on ATT’s plans to repatriate cash. Griffon considers the notes to be long term in nature based on Griffon’s assessment of cash needs and its intentions regarding repatriation of cash. As such, the related foreign exchange gains and losses have been reversed and treated as a component of equity.

(e)

Griffon has estimated an incremental 35% tax rate in assessing the tax impact of the combination of ATT with Griffon. The effective tax rate and tax accounts in the balance sheet of the combined company could be significantly different (either higher or lower) depending on post-acquisition activities, including tax planning opportunities, cash repatriation decisions and geographic mix of income.

5. Selling, General and Administrative Expenses

For the year ending September 30, 2009 and 2010, selling, general and administrative expenses included $3,431 and $3,284, respectively, of management fees from ATT’s prior owner. For the year ending September 30, 2010, selling, general and administrative expenses included $17,791 of costs incurred by ATT and Griffon in connection with Griffon’s acquisition of ATT.

6. Forward-looking Statements

These Unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, may contain, or may be deemed to contain, forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding Griffon’s, ATT’s or Westmix’s financial position, business strategy, benefits from the acquisition of ATT or Westmix, and the plans and objectives of Griffon’s management for future operations, are forward-looking statements. Such statements relate to, among other things, income, earnings, cash flows, revenue, changes in operations, operating improvements, industries in which Griffon operates and the United States and global economies. Statements included herein that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, integration and disposal initiatives; the ability to identify and successfully consummate and integrate value-adding acquisition opportunities, including the acquisition of ATT; increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products; increases in the cost of raw materials such as resin and steel; changes in customer demand; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation; unfavorable results of government agency contract audits of Griffon’s subsidiary, Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain Griffon’s operating companies; and possible terrorist threats and actions and their impact on the global economy. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.